UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

_______________________

Date of Report (Date of earliest event reported): December 14, 2017

              FUELCELL ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14204	06-0853042
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Great Pasture Road, Danbury, Connecticut	06810
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 825-6000

Not Applicable

(Former name or former address, if changed since last report)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 14, 2017, FuelCell Energy, Inc. (the “Company”) held a special meeting of shareholders (the “Special Meeting”). At the Special Meeting, the Company’s shareholders voted on the following three proposals:

(1)	To approve, in accordance with NASDAQ Marketplace Rule 5635(d), the issuance of shares of the Company’s common stock exceeding 19.9% of the number of shares outstanding on September 5, 2017, upon the conversion and/or redemption of the Series C Convertible Preferred Stock issued in an underwritten offering in September 2017 (the “NASDAQ Marketplace Rule Proposal”).

The results of the voting were as follows:

VOTES FOR: 15,293,216
VOTES AGAINST: 3,506,044
ABSTENTIONS: 483,330
BROKER NON-VOTES: 27,983,540

Accordingly, the NASDAQ Marketplace Rule Proposal was approved. As noted in the definitive proxy statement for the Special Meeting, holders of shares of the Company’s common stock issued upon conversion or redemption of the Series C Convertible Preferred Stock prior to shareholder approval of the NASDAQ Marketplace Rule Proposal are not permitted, under the NASDAQ Marketplace Rules, to vote such shares with respect to the NASDAQ Marketplace Rule Proposal. On or prior to the November 1, 2017 record date for the Special Meeting, 524,006 shares of common stock had been issued upon conversion or redemption of the Series C Convertible Preferred Stock to the holders of the Series C Convertible Preferred Stock. Of these issued shares, 279,522 shares abstained from the vote on the NASDAQ Marketplace Rule Proposal (according to information provided to the Company by the applicable holder of Series C Convertible Preferred Stock). The Company is unable to determine the identity of the holders of the remaining 244,484 shares of common stock or if such shares were voted with respect to the NASDAQ Marketplace Rule Proposal. However, if those remaining shares are assumed to have been votes “FOR” the proposal and if they were excluded from the vote total in accordance with the NASDAQ Marketplace Rules, the proposal would still have been approved.

(2)	To approve the amendment of the Company’s Certificate of Incorporation, as amended, to increase the authorized common stock of the Company from 125,000,000 shares to 225,000,000 shares (the “Increase Authorized Shares Proposal”).

The results of the voting were as follows:

VOTES FOR: 37,199,951
VOTES AGAINST: 9,716,566
ABSTENTIONS: 349,613
BROKER NON-VOTES: 0

Accordingly, the Increase Authorized Shares Proposal was approved. The Company has filed a certificate of amendment in respect of the Increase Authorized Shares Proposal with the Secretary of State of the State of Delaware.

(3)	To approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there were not sufficient votes in favor of the NASDAQ Marketplace Rule Proposal (the “Adjournment Proposal”).

The results of the voting were as follows:

VOTES FOR: 15,417,766
VOTES AGAINST: 3,503,647
ABSTENTIONS: 361,177
BROKER NON-VOTES: 27,983,540

Accordingly, the Adjournment Proposal was approved. However, because the NASDAQ Marketplace Rule Proposal was approved, adjournment of the Special Meeting to solicit additional proxies was not necessary.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit Index

Exhibit

Number

3.1	Certificate of Amendment to the Certificate of Incorporation of FuelCell Energy, Inc., dated December 14, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUELCELL ENERGY, INC.

Date: December 15, 2017	By:	/s/ Michael S. Bishop
Michael S. Bishop
Senior Vice President, Chief Financial Officer and Treasurer

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